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                                                                    Exhibit 23.3


                     Consent of Independent Accountants


We hereby consent to the reference to us under the heading "Experts" in this Registration Statement on Form S-4 of SCG Holding Corporation and
Semiconductor Components Industries, LLC.


                                        /s/ PricerwaterhouseCoopers LLP

Phoenix, Arizona
January 31, 2000